UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2026

Rithm Perpetual Life Residential Trust
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

000-56783			39-7059385
(Commission File Number)			(IRS Employer Identification No.)

799 Broadway,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (212) 850-7770

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02.    Unregistered Sales of Equity Securities.
In connection with the continuous private offering of Rithm Perpetual Life Residential Trust, a Maryland statutory trust (the “Company”), on June 1, 2026, the Company sold an aggregate of 610,891.013 common shares (the “Shares”) for aggregate consideration of approximately $12.5 million. The offer and sale of the Shares was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder. In addition, on June 1, 2026, the Company issued a total of 3,024.83 Class E Common Shares to Rithm Perpetual Life Residential Investor LLC, an affiliate of the Company’s adviser, RCM GA Manager LLC, as payment for the adviser's monthly management fee under the advisory agreement, dated as of November 18, 2025, of $61,219.23.

The following table details the Shares sold:

Title of Securities	Number of Shares Sold	Aggregate Consideration
Class J Common Shares	462,662	$9,464,930	(1)
Class E Common Shares	148,229	$3,000,000	(2)

(1) Includes upfront selling commission of $139,430.
(2) On June 1, 2026, the Company issued an aggregate of 148,229 Class E Common Shares to Rithm Perpetual Life Residential Investor LLC, an affiliate of the Company’s sponsor, Rithm Capital Corp., at a price per share of $20.2389 for aggregate consideration of $3,000,000.

Item 7.01.    Regulation FD Disclosure.

May 2026 Distributions

On May 29, 2026, the Company declared distributions for each class of its common shares in the amounts per share set forth below:

	Gross Distribution	Ongoing Servicing Fees	Net Distribution
Class J Common Shares	$0.1700	$—	$0.1700
Class E Common Shares	$0.1700	$—	$0.1700

The net distributions for each class of common shares (which represents the gross distributions less ongoing servicing fees for the applicable class of common shares) are payable to shareholders of record immediately following the close of business on May 29, 2026 and will be paid on or about June 19, 2026. These distributions will be paid in cash or reinvested in the Company’s common shares for shareholders participating in the Company’s distribution reinvestment plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rithm Perpetual Life Residential Trust

By:	/s/ Nicola Santoro, Jr.
Name:	Nicola Santoro, Jr.
Title:	Chief Financial Officer and Chief Accounting Officer

Date:	June 6, 2026